SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement            [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under Rule 14a-12

                        Farmers Capital Bank Corporation
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                        FARMERS CAPITAL BANK CORPORATION
                              202 WEST MAIN STREET
                            FRANKFORT, KENTUCKY 40601

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 11, 2004


     The Annual Meeting of Shareholders of Farmers Capital Bank Corporation will be held at the main office of Farmers Bank & Capital Trust Co., 125 West Main Street, Frankfort, Kentucky, on Tuesday, May 11, 2004 at 11:00 a.m., local time, to consider and act upon the following matters:

     1. The election of four Directors for three-year terms ending in 2007 or until their successors have been elected and qualified;

     2.   Approval of the Corporation's 2004 Employee Stock Purchase Plan; and

     3.   Such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on April 1, 2004 will be entitled to receive notice of and to vote at this meeting, or any adjournment thereof. The stock transfer books will not be closed.

     It is desirable that as many shareholders as possible be represented at the meeting. Consequently, whether or not you now expect to be present, please execute and return the enclosed proxy. You may revoke the proxy at any time before the authority therein is exercised.





                                 By order of the Board of Directors,

                                 /s/ C Douglas Carpenter
                                 C. Douglas Carpenter
                                 Vice President, Secretary
                                 and Chief Financial Officer


Frankfort, Kentucky
April 1, 2004




                             YOUR VOTE IS IMPORTANT

PLEASE DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

                        FARMERS CAPITAL BANK CORPORATION
                              202 WEST MAIN STREET
                            FRANKFORT, KENTUCKY 40601

                                 PROXY STATEMENT
                    ANNUAL SHAREHOLDERS' MEETING-MAY 11, 2004

GENERAL

     The Board of Directors of Farmers Capital Bank Corporation (the "Corporation") solicits your proxy for use at the 2004 Annual Shareholders' Meeting (the "Meeting"). The Meeting will be held at the main office of Farmers Bank & Capital Trust Co. ("Farmers Bank"), 125 West Main Street, Frankfort, Kentucky, on Tuesday, May 11, 2004 at 11:00 a.m., local time. The persons named as proxies in the form of proxy, G. Anthony Busseni and Frank W. Sower, Jr., have been designated as proxies by the Board of Directors.

     When the enclosed proxy is executed and returned before the Meeting, the shares represented thereby will be voted at the Meeting as specified thereon. Any person executing the enclosed proxy may revoke it prior to the voting at the Meeting by giving notice of revocation to the Secretary of the Corporation (C. Douglas Carpenter), by filing a proxy bearing a later date with the Secretary or by attending the Meeting and voting his or her shares in person.

     This Proxy Statement and the accompanying form of proxy are first being sent to shareholders on or about April 1, 2004.

VOTING

     Voting rights are vested exclusively in the holders of shares of Corporation Common Stock. A shareholder is entitled to one vote per share of Corporation Common Stock owned on each matter coming before the Meeting. Shareholders being present at the Meeting in person or by proxy representing a majority of the outstanding shares of Corporation Common Stock will constitute a quorum.

     If shares are held in "street name" through a broker or other nominee, the broker or nominee may not be permitted to execute voting discretion with respect to matters to be acted upon at the Meeting. Shares represented by a limited proxy, such as where a broker may not vote on a particular matter without instructions from the beneficial owner and no instructions have been received (i.e., "broker nonvote"), will be counted to determine the presence of a quorum but will not be deemed present for other purposes and will not be the equivalent of a "no" vote on a proposition. Shares represented by a proxy with instructions to abstain on a matter will be counted in determining whether a quorum is in attendance and in determining the number of shares present at the Meeting. An abstention is not the equivalent of a "no" vote on a proposition.

     The affirmative vote of a plurality of the votes cast at the Meeting is required for the election of Directors. A "plurality" means that the individuals with the largest number of votes are elected as Directors up to the maximum number of Directors (i.e., four) to be chosen at the Meeting. A properly executed proxy whereby authority is withheld from one or more Nominees for Directors will not be voted with respect to the Director or Directors indicated, although it will be counted for purposes of determining whether there is a quorum.

     The affirmative vote of the holders of shares of Corporation Common Stock, having a majority of the votes present in person or represented by proxy at the Meeting and entitled to vote on the matter, is necessary to approve the Corporation Employee Stock Purchase Plan (Proposal No. 2)

Only shareholders of record at the close of business on April 1, 2004 will be entitled to receive notice of and to vote at the Meeting. On March 1, 2004 there were 6,727,380 shares of Corporation Common Stock issued, outstanding and entitled to vote.

PRINCIPAL BENEFICIAL OWNERS

     The following table gives information as to all persons or entities known to the Corporation to be beneficial owners of more than five percent (5%) of the shares of Corporation Common Stock. Unless otherwise indicated, beneficial ownership includes both sole voting power and sole investment power.

                                   Amount and Nature
                                   of Beneficial
                                   Ownership of
                                   Corporation
Name and Address                   Common Stock as of             Percent
of Beneficial Owner                March 1, 2004                 of Class
----------------------------------------------------------------------------

Farmers Bank & Capital             479,623 1                      7.13 2
Trust Co., as Fiduciary
125 West Main Street
Frankfort, KY 40601


     1 The shares indicated are held by the Trust Department of Farmers Bank, a wholly-owned subsidiary of the Corporation, in fiduciary capacities as trustee, executor, agent or otherwise. Of the shares indicated, Farmers Bank has the sole right to vote 381,880 shares, or 5.68% of the outstanding shares, and shared voting rights with respect to 26,288 shares, or 0.39% of the outstanding shares. It has no voting rights with respect to 71,455 shares, or 1.06% of the outstanding shares.

          In addition, of the shares indicated, Farmers Bank has sole investment power with respect to 321,890 shares, or 4.78% of outstanding shares, shared investment power with respect to 36,898 shares, or 0.55% of the outstanding shares, and no investment power with respect to 120,835, shares or 1.80% of the shares outstanding.

     2 Based on 6,727,380 shares of Corporation Common Stock outstanding as of March 1, 2004.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     In accordance with the Corporation's Articles of Incorporation, the Board of Directors is classified into three classes as nearly equal in number as the then total number of Directors constituting the whole Board permits. Each class is to be elected to separate three (3) year terms with each term expiring in different years. At each annual meeting the Directors or Nominees constituting one class are elected for a three (3) year term. The term of those Directors listed immediately below expires at the annual meeting on May 13, 2004 and this class contains the Nominees to be elected to serve until the annual meeting of shareholders in 2007. Any vacancies that occur after the Directors are elected may be filled by the Board of Directors in accordance with law for the remainder of the full term of the vacant Directorship.

     The Board of Directors intends to nominate for election as Directors the four (4) persons listed below, all of whom are presently serving as Directors of the Corporation with the exception of Cecil D. Bell, Jr. (though Mr. Bell was previously a Corporation Director from 1997 through 2000). It is the intention of the persons named in the proxy to vote for the election of all Nominees named. If any Nominee(s) shall be unable to serve, which is not now contemplated, the proxies will be voted for such substitute Nominee(s) as the Board of Directors recommends. Nominees receiving the four (4) highest totals of votes cast in the election will be elected as Directors. Proxies in the form solicited hereby which are returned to the Corporation will be voted in favor of the four (4) Nominees specified below unless otherwise instructed by the shareholder. Abstentions and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will not be counted and will have no effect on the outcome of the election.

     In accordance with rules of the National Association of Securities Dealers ("NASD"), all of the Nominees for Director and Incumbent Directors listed below meet the NASD definition of "independent" except Mr. Hillard and Mr. Busseni.

     The following tables set forth information with respect to each Nominee for Director, and with respect to Incumbent Directors who (by virtue of the classes in which they serve) are not Nominees for re-election at the annual meeting.

Name                       Has Served as       Position and Offices             Business Experience
and Age                    Director Since 1    with Corporation  2              during the Past Five Years
----------------------------------------------------------------------------------------------------------

                  NOMINEES FOR THREE-YEAR TERMS ENDING IN 2007

Lloyd C. Hillard, Jr.      1996                Director; President,             President and CEO of
(57)                                           CEO and Director of              First Citizens Bank
                                               First Citizens Bank
                                               ("First Citizens");
                                               Director of FCB Services
                                               Inc. ("FCB Services")

Harold G. Mays             1996                Director                         President of H.G. Mays
(69)                                                                            Corp. (asphalt paving
                                                                                contractor)

Robert Roach, Jr.          1998                Director                         Retired Teacher; Frankfort
(65)                                                                            City Commissioner

Cecil D. Bell, Jr.3        N/A                 Chairman of                      Farmer
(63)                                           the Board of Directors
                                               of Farmers Bank and
                                               Trust Company ("Farmers
                                               Georgetown")

Name                       Has Served as      Position and Offices              Business Experience
and Age                    Director Since 1   with Corporation  2               During the Past Five Years
----------------------------------------------------------------------------------------------------------

                 CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2005

Gerald R. Hignite          2002                Director; Director of            President of Curneal &
(59)                                           First Citizens                   Hignite Insurance, Inc.
                                                                                (general insurance
                                                                                agency) since January 2001
                                                                                (previously Vice President
                                                                                from 1997-2001)

G. Anthony Busseni         1996                Director; President and          President, CEO and
(56)                                           CEO of the Corporation;          Director of Farmers Bank
                                               Director of Farmers Bank,        from 1999-2002; President,
                                               United Bank & Trust Co.          CEO and Director of
                                               ("United Bank") Lawrenceburg     Farmers Georgetown prior
                                               National Bank ("Lawrenceburg     to 1999
                                               Bank"), Farmers Georgetown,
                                               First Citizens, Kentucky
                                               Banking Centers, Inc. and FCB
                                               Services; Chairman of the
                                               Board of Leasing One
                                               Corporation; Chairman of the
                                               Board of Farmers Capital
                                               Insurance Corporation


Shelley S. Sweeney         2002                Director                         President, Swell Properties,
(62)                                                                            Inc. (residential real estate
                                                                                rental company)

Michael M. Sullivan        1999                Director; Director of            Retired Senior Vice
(66)                                           FCB Services                     President, FCB Services




Name                       Has Served as       Position and Offices             Business Experience
and Age                    Director Since 1    with Corporation 2               During the Past Five Years
--------------------------------------------------------------------------------------------------------------

                 CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2006

Frank W. Sower, Jr.        1996                Chairman of the Board            Retired Appeals
(64)                                           of Directors                     Officer, Internal Revenue
                                                                                Service

J. Barry Banker 4          1996                Director                         President of Stewart Home
(52)                                                                            School (private, special needs
                                                                                school)

Dr. John D. Sutterlin 5    2003                Chairman of the Board            Retired Dentist
(63)                                           of Directors of Farmers Bank

Dr. Donald J. Mullineaux   2003                Director                         Professor, University of
(58)                                                                            Kentucky,  College of
                                                                                Business and Economics

-----------------------------------------------------

1 Refers to the year in which the Nominee or the continuing Director became a Director of the Corporation.

2 All corporations listed in this column other than the Corporation are subsidiaries of the Corporation.

3    Mr. Bell previously served as a Corporation Director from 1997 to 2000.

4    J. Barry  Banker is the  son-in-law  of Dr.  John P.  Stewart,  an Advisory
     Director (and the Chairman Emeritus) of the Corporation. The foregoing is the only "family relationship" between any Director (or Advisory Director), Executive Officer, or person nominated or chosen to become a Director or Executive Officer of the Corporation. "Family relationship" means a relationship by blood, marriage or adoption not more remote than first cousin.

5 Dr. Sutterlin previously served as a Corporation Director from 1998 through 2001.

     None of the Nominees or continuing Directors is a Director of any company with a class of securities registered with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act, or any company registered as an investment company under the Investment Company Act of 1940.

     In addition to the Nominees and continuing Directors listed in the tables above, Charles T. Mitchell, E. Bruce Dungan and Dr. John P. Stewart serve as Advisory Directors to the Corporation. Effective January 1, 2004, the retirement policy for Directors of the Corporation provides that a Director shall retire effective as of the end of his elected term next following the date on which the Director attains age 70. Prior to January 1, 2004, any such Director could, at the discretion of the Board of Directors, become an Advisory Director. Effective January 1, 2004, the three Advisory Directors listed above may continue to serve in such capacity at the discretion of the Board of Directors, but otherwise the status of Corporation Advisory Director has been eliminated.

         THE CORPORATION BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

COMMITTEES OF THE BOARD OF DIRECTORS

     There are  three  standing  committees  of the  Board of  Directors  of the
Corporation: the Retirement Committee, the Audit Committee and the Compensation Committee.

     The Retirement Committee consists of G. Anthony Busseni and Harold G. Mays.
E. Bruce Dungan and Charles T. Mitchell, each of whom is an Advisory Director, serve as advisors to this committee. The Committee establishes investment policy and monitors investment results for the Corporation Salary Savings Plan (the "Savings Plan"). It also, from time to time, recommends amendments to the Savings Plan to the Board of Directors. During 2003, the Retirement Committee met five times.

     The Audit Committee consists of J. Barry Banker, Frank W. Sower, Jr., and Robert Roach, Jr., with Charles T. Mitchell serving as an advisor to this committee. All members of the Audit Committee are "independent directors" as defined by the rules of the NASD. The Board of Directors has determined (in accordance with Securities and Exchange Commission Regulation S-K 401(h)) that
J. Barry Banker satisfies the qualifications of "financial expert" and Mr. Banker accordingly has been designated as the Audit Committee financial expert. The Audit Committee is empowered to:

1. Monitor the integrity of the Corporation's financial reporting processing and systems of internal controls regarding finance, accounting, and legal compliance;
2.   Select  the   Corporation's   independent   auditor  and  determine   their
     compensation;
3. Monitor the independence and performance of the independent auditor, management and the internal audit department; and 4. Provide an avenue of communication among the independent auditor, management, the internal audit department and the Board of Directors.

     The Audit Committee was in compliance with its written charter during 2003. The Board does not limit the number of audit committees for other corporations on which its audit committee members may serve. None of the committee members currently serve on another audit committee for a publicly-held entity. During 2003 the Audit Committee met five times.

     The Compensation Committee consists of J. Barry Banker, Frank W. Sower, Jr., and Shelley S. Sweeney, with Charles T. Mitchell serving as an advisor to this committee. The Committee recommends to the Board of Directors the salaries of all Executive Officers, including the Chief Executive Officer, and recommends awards to be made (if any) under the Corporation Stock Option Plan, which was approved by shareholders in 1998. The Compensation Committee met twice during 2003.

     There were six meetings of the Board of Directors during 2003, and all Directors attended at least 75% of the total number of Board meetings and the meetings of the committees to which they belonged. The Board of Directors does not have a specific policy for Directors attending the Annual Meeting of Shareholders. All but one Director attended the prior year's annual meeting.

CORPORATE GOVERNANCE

NOMINATIONS OF DIRECTORS: The Corporation has no standing nominating committee. The independent members of the Board of Directors determine the Nominees for Director to be presented for election based upon their review of all proposed nominees for the Board, including those proposed by shareholders. The independent members of the Board of Directors select qualified candidates based upon the criteria set forth below and review their recommendations with the Board, which decides whether to invite the candidate to be a nominee for election to the Board.

     Board members must possess the acumen, education and experience to make a significant contribution to the Board and bring a diverse range of skills and perspectives to satisfy the perceived needs of the Board at a particular time. Board members must have the highest ethical standards, a strong sense of professionalism, independence and an understanding of the Corporation's business. Additionally, Board members must have the aptitude and experience to fully appreciate the legal responsibilities of a director and the governance processes of a public company, a willingness to commit, as well as have, sufficient time to discharge their duties to the Board and such other factors as the independent members of the Board of Directors determine are relevant in light of the needs of the Board and the Corporation.

     For a shareholder to submit a candidate for a consideration as a Director, a shareholder must notify the Corporation's secretary. To be considered for nomination and inclusion in the Corporation's proxy statement at the 2005 Annual Meeting, a shareholder must notify the Corporation's secretary no later than December 1, 2004 (the date 120 days prior to the first anniversary of the date of the 2004 annual meeting proxy statement). Notices should be sent to: Farmers Capital Bank Corporation, 202 West Main Street, Frankfort, Kentucky 40601,
Attention: C. Douglas Carpenter, Secretary.

CODE OF ETHICS: Ethical business conduct is a shared value of the Corporation's Board of Directors, management and employees. The Corporation's Code of Ethics applies to the Board of Directors as well as all employees and officers, including the principal executive officer, principal financial officer and principal accounting officer.

     The Code of Ethics covers all areas of professional conduct, including, but not limited to, conflicts of interest, disclosure obligations, insider trading, confidential information, as well as compliance with all laws, rules and regulations applicable to the Corporation's business. The Corporation encourages all employees, officers and directors to promptly report any violations of the Code to the appropriate persons identified in the Code. A copy of the Corporation's Code of Ethics is available through the Investor Relations section of the Corporation's website at the following address: www.farmerscapital.com.

EXECUTIVE SESSIONS OF THE BOARD: Non-management directors meet in executive sessions without management. "Non-management" directors are all those who are not Corporation officers, and include directors, if any, who are not "independent" by virtue of a material relationship with the Corporation or a family relationship. Executive sessions are led by a "Presiding Director." An executive session is held in conjunction with regularly scheduled Board meetings at least twice per year and other sessions may be called by the Presiding Director in his or her own discretion or at the request of the Board. Frank W. Sower, Jr. has been designated as the Presiding Director.

COMMUNICATIONS WITH THE BOARD: The Board of Directors has established a process for shareholders to communicate with the Board or an individual director. Shareholders may contact the Board or an individual Director by writing to their attention at the Corporation's principal executive offices at 202 West Main Street, Frankfort, Kentucky 40601, Attention: C. Douglas Carpenter, Secretary. Each communication intended for the Board of Directors or an individual director will be forwarded to the specified party.

                          STOCK OWNERSHIP OF MANAGEMENT

     The table below gives information as to the shares of Corporation Common Stock beneficially owned by all Directors (and Nominees), Advisory Directors and Executive Officers, and by all such persons as a group. Unless otherwise indicated, all shares are owned directly and the named persons possess both sole voting power and sole investment power.


                                Amount and Nature of Beneficial
                                Ownership of Corporation Common     Percent of
Name                             Stock as of March 1, 2004 1, 2     Class 1, 2
--------------------------------------------------------------------------------

J. Barry Banker                            5,063 3                      .08

Cecil D. Bell, Jr.                         2,000                        .03

G. Anthony Busseni                        20,054 4                      .30

W. Benjamin Crain                          2,118                        .03

E. Bruce Dungan                           75,251 5                     1.12

Allison Gordon                             9,004 6                      .12

Gerald R. Hignite                            600 7                      .01

Lloyd C. Hillard, Jr.                     20,948 8                      .29

Harold G. Mays                             5,865 9                      .09

Charles T. Mitchell                       31,600 10                     .47

Dr. Donald J. Mullineaux                     100                        .00

Robert Roach, Jr.                         20,000                        .30

Frank W. Sower, Jr.                       58,866 11                     .88

Dr. John P. Stewart                       52,300 12                     .78

Michael M. Sullivan                      172,359 13                    2.56

Dr. John D. Sutterlin                     60,300 14                     .90

Shelley S. Sweeney                       194,382 15                    2.89

All Directors (and Nominees),            685,124                      10.21
Advisory Directors and Executive
Officers as a group

1 All entries are based on information provided to the Corporation by its Directors, Advisory Directors and Executive Officers.

2 Includes beneficial ownership of the following numbers of shares respecting which the named persons may be deemed to be beneficial owners as a result of rights they may exercise to acquire beneficial ownership within 60 days of March 1, 2004:

                G. Anthony Busseni             19,000
                Lloyd C. Hillard, Jr.          15,500
                Allison Gordon                  6,786

     The above-referenced shares for the named persons are deemed outstanding for purposes of computing the percentage of outstanding shares of Corporation common stock owned by such persons (and for all Directors [and Nominees], Advisory Directors and Executive Officers as a group) but are not deemed to be outstanding for purposes of computing the percentage of any other person.

3 Includes 3,400 shares held by Farmers Bank in trust for Mr. Banker's wife and 120 shares held by Mr. Banker for each of his three children.

4 Includes 648 shares held for Mr. Busseni in the Corporation Employee Stock Ownership Plan (the "ESOP").

5 Includes 42,500 shares owned by Mr. Dungan's wife and 1,551 shares held by the ESOP for his benefit.

6 Includes 373 shares owned jointly with Ms Gordon's husband and 345 shares held by the ESOP for her benefit.

7    Includes 400 shares owned by Mr. Hignite's wife.

8 Includes 130 shares held for Mr. Hillard by the ESOP, 200 shares held in a self-directed IRA for the benefit of Mr. Hillard's wife, 1,825 shares held in a self-directed IRA for his benefit, and 450 shares held in a profit sharing trust for the benefit of his wife.

9 Includes 5,865 shares held by H. G. Mays Corp. of which Mr. Mays is the President and principal shareholder.

10 Includes 8,000 shares owned by Mr. Mitchell's wife and 4,954 shares in an IRA established by Mr. Mitchell with Farmers Bank serving as trustee.

11 Includes 36,466 shares held jointly by Mr. Sower, his brother, John R. Sower, and his sister, Lynn S. Bufkin, as co-trustees for various trusts established for the benefit of Mr. Sower's children and the other grandchildren of Mr. Sower's parents.

12 Includes 41,500 shares held by Dr. Stewart as trustee for his own benefit, and 6,800 shares held in trust by Farmers Bank for the benefit of two of Dr. Stewart's children.

13 Includes 15,560 shares held by Mr. Sullivan's wife, 51,000 shares held by the Sullivan Family Partnership respecting which Mr. Sullivan and his wife are partners, 1,140 shares held by Mr. Sullivan as trustee of a charitable remainder trust, and 779 shares held by the ESOP for Mr. Sullivan's benefit.

14 Includes 17,900 shares held in an Individual Retirement Plan Trust for Dr. Sutterlin's benefit.

15   Includes 153,640 shares held in trust for Ms Sweeney's benefit.

                             EXECUTIVE COMPENSATION

COMPENSATION

     The following table sets forth all compensation for services in all capacities to the Corporation and its subsidiaries during the last three fiscal years for the Corporation's Chief Executive Officer and the Corporation's other four highest-paid Executive Officers (including for these purposes three persons not employees of the Corporation but of certain Corporation subsidiaries).

                           SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------
                                                                      Long Term Compensation
                                                                      ----------------------
                  Annual Compensation                             Awards                  Payouts
                  -------------------------------------------------------------------------------
                                                     Other
Name                                                 Annual       Restricted                            All Other
and                                                  Compen-      Stock      Securities   LTIP          Compen-
Principal                                            sation       Awards     Underlying   Payouts       sation 1
Position          Year      Salary ($)  Bonus($)     ($)          ($)        Options(#)   ($)            ($)
-----------------------------------------------------------------------------------------------------------------

G. Anthony
Busseni,          2003      250,673                                                                     17,080
President &       2002      225,807                                                                     16,813
CEO               2001      160,020                                                                     12,812

Lloyd C.
Hillard, Jr.,
President &       2003      132,221                                                                     10,378
CEO First         2002      125,620                                                                     9,826
Citizens          2001      121,120                                                                     9,497

Rickey D.
Harp,
President &       2003      146,100                                                                     12,634
CEO Farmers       2002      119,756                                                                     10,123
Bank              2001       85,097                                                                      7,283

Bruce W.
Brooks,
Executive Vice    2003      127,130                                                                     10,526
President         2002      112,623                                                                      9,571
Farmers Bank      2001      104,634                                                                      8,950

Allison B.
Gordon,           2003      100,300                                                                      7,697
Senior            2002      103,320                                                                      7,344
Vice President    2001       95,560                                                                      7,039
-----------------------------------------------------------------------------------------------------------------
1    In 2003, includes (a) Corporation's  contributions to the Pension Plan (Mr.
     Busseni $8,000,  Mr. Hillard $4,800, Mr. Harp $5,844, Mr. Brooks $4,869 and
     Ms Gordon $3,560);  (b)  Corporation's  contributions to the Salary Savings
     Plan (Mr. Busseni $8,000,  Mr. Hillard $4,800,  Mr. Harp $5,844, Mr. Brooks
     $4,869  and Ms  Gordon  $3,560);  and (c) the cost of group  term  life and long-term  disability  insurance  premiums  paid  by the  Corporation  (Mr.
     Busseni  $1,080,  Mr.  Hillard $778,  Mr. Harp $946, Mr. Brooks $788 and Ms
     Gordon $577).


              AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES


                                                    Number of Securities                 Value of Unexercised
                     Shares                   Underlying Unexercised Options at         In-the-Money Options at
                    Acquired        Value           December 31, 2003 (#)               December 31, 2003 ($) 2
                   on Exercise     Realized  -----------------------------------      --------------------------
Name                   (#)          ($) 1     Exercisable         Unexercisable       Exercisable  Unexercisable
--------------------------------------------------------------------------------------------------------------

G. Anthony Busseni    1,000        9,540         19,000                   0             180,690              0
Lloyd C. Hillard, Jr. 1,000        7,920         17,000                   0             161,670              0
Rickey D. Harp            0            0          1,715                 285              16,310          2,710
Bruce W. Brooks       2,110       22,071          9,890                   0              94,054              0
Allison B. Gordon     1,000       11,750          7,785               1,715              74,035         16,310


1 The value realized from exercising options is calculated by multiplying the number of underlying shares by the difference between the value of a share at exercise date and the option exercise price ($24.50).

2    The value of unexercised  in-the-money options is calculated by multiplying the number of underlying shares by the difference between the closing price of the  Corporation's  Common Stock on the NASDAQ  SmallCap  Market tier at fiscal year-end  ($34.01) and the option exercise price.  These values have not been realized.
--------------------------------

COMPENSATION OF DIRECTORS

     During 2003, Directors of the Corporation received a quarterly fee of $1,500. Frank W. Sower, Jr. received an additional $2,000 per quarter for serving as Chairman of the Board. Directors received $250 for attending any specially-called board meetings. In addition, Directors received $250 per meeting for serving on the Retirement Committee and the Compensation Committee and $500 for serving on the Audit Committee. In addition to the sums set forth above, Directors and Advisory Directors received a year-end fee of $4,000. The Chief Executive Officer of the Corporation did not receive any director fees for serving as a Director of the Corporation or any subsidiaries. Prior to January 1, 2004, Advisory Directors were paid in the same manner and amount as Directors. Effective January 1, 2004, Advisory Directors will receive a fee of $750 for each quarterly meeting attended, a fee of $125 for a specially-called board meeting attended, $125 for each Retirement Committee and Compensation Committee meeting attended and $250 for each Audit Committee meeting attended. The fee structure for Directors, including the Chief Executive officer, will not change in 2004.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16"), requires the Corporation's Directors and certain officers and beneficial owners of Corporation Common Stock (collectively, the "reporting persons") to file with the Securities and Exchange Commission (the "SEC") reports of ownership and changes in ownership of Corporation Common Stock. The reporting persons are required to furnish the Corporation with copies of all reports filed pursuant to Section 16.

     Based solely upon a review of such reports received by it, or written representations from certain reporting persons that no Form 5 reports were required for those persons, the Corporation believes that, during fiscal 2003, all filing obligations applicable to the reporting persons were complied with.

REPORT OF COMPENSATION COMMITTEE

     The Compensation Committee is composed of three members who are independent, outside Directors. Among other duties, the Committee is responsible for developing and making recommendations to the Board with respect to the Corporation's executive compensation. All decisions by the Committee relating to the compensation of the Company's Executive Officers, including the Chief Executive Officer, are reviewed and given final approval by the full Board of Directors. During 2003, no decisions of the Committee were modified in any material way or rejected by the Board of Directors.

     The Corporation's executive compensation objective is to link compensation with corporate and individual performance in a manner that, recognizing the marketplace practices of other bank holding companies, will attract and retain executives who can achieve the short and long-term goals of the Corporation. The compensation policy is to provide for competitive base salaries, which reflect individual levels of responsibility and performance, and annual incentive payments (no annual incentive payments have been made in the periods presented above), which are based upon the annual performance of the Corporation. This executive compensation is also intended to provide an incentive for the Corporation's Executive Officers to pursue the long-term best financial interests of the Corporation and its shareholders. Consistent with this, during 1997, the Corporation awarded stock options to certain employees and Executive Officers (which awards were ratified by shareholders at the 1998 annual meeting).

     The Chief Executive Officer recommends to the Compensation Committee both the total pool for annual base salary increases for the Corporation's Executive Officers and the individual annual base salaries for each Executive Officer. The recommendations by the Chief Executive Officer for the pool for 2003 salary increases and the base salaries for the Executive Officers were accepted by the Compensation Committee without objection, and the Committee's recommendations on those matters were, in turn, approved by the Corporation's Board of Directors.

     The 2003 salary for Mr. Busseni, the Chief Executive Officer of the Corporation, was set by the Compensation Committee in an amount considered competitive with the salary levels for Chief Executive Officers of comparable institutions and in light of the recent performance of the Corporation. In determining salary levels at comparable institutions, the Committee did not use consultants or market surveys but relied instead on its own experience and knowledge of market conditions. The Committee's recommendation on Mr. Busseni's 2003 salary was approved by the Corporation's Board of Directors. Executive compensation is not directly linked to corporate performance. A previously established incentive compensation plan was not in place for 2003.

                            Frank W. Sower, Jr., Compensation Committee Chairman
                            J. Barry Banker
                            Shelley S. Sweeney

COMPARISON OF CUMULATIVE TOTAL RETURN AMONG FARMERS CAPITAL BANK CORPORATION, NASDAQ MARKET INDEX, AND BANK INDUSTRY PEER GROUP INDEX

     The following graph sets forth a comparison of the five-year cumulative total returns among the common shares of the Corporation, the NASDAQ Market Index ("broad market index") and MG Industry Group Index ("peer group index"). Cumulative shareholder return is computed by dividing the sum of the cumulative amount of dividends for the measurement period and the difference between the share price at the end and the beginning of the measurement period by the share price at the beginning of the measurement period. The broad market index comprises all domestic common shares traded on the NASDAQ National Market and the NASDAQ SmallCap Market. The peer group index consists of 67 banking companies in the Southeastern United States. The Corporation is among the 67 companies included in the peer group index.

Measurement Period          Farmers Capital     NASDAQ                 MG
(Fiscal Year Covered)       Bank Corporation    Market Index       Group Index
-------------------------------------------------------------------------------
FYE 12/31/99                   $  82.97          $ 176.37           $  83.17
FYE 12/31/00                      78.79            110.86              84.91
FYE 12/31/01                     108.30             88.37             106.79
FYE 12/31/02                     101.84             61.64             114.29
FYE 12/31/03                     108.27             92.68             145.92

Total return assumes reinvestment of dividends.
Assumes $100.00 invested on December 31, 1998.


EMPLOYEE BENEFIT PLANS

     Prior to April 1, 2003, the Corporation and its subsidiaries maintained a Pension Plan and a Salary Savings Plan. The Pension Plan had two components which were the Money Purchase Pension Plan and the Employee Stock Ownership Plan (the "ESOP"). Effective April 1, 2003, the Money Purchase component was merged with the Salary Savings Plan.

EMPLOYEE STOCK OWNERSHIP PLAN

     The Corporation and its subsidiaries maintain an ESOP for their employees, including the Executive Officers of the Corporation. The ESOP is managed by the Trust Department of Corporation subsidiary Farmers Bank (the "Fund Manager"). Employees who have attained the age of 21 and who have completed one year of service are eligible to participate in the ESOP. For purposes of the ESOP, a year of service is a twelve-month period in which an employee works at least 1,000 hours.

     The Corporation may at its discretion contribute amounts (up to the maximum imposed by federal law) to the ESOP, which will be allocated to all participants in the ratio that each participant's compensation bears to all participants' compensation. Such discretionary contributions will be utilized to purchase shares of Corporation Common Stock to be held in the participants' accounts. During 2003, the Corporation made no contributions to the ESOP.

     The ESOP's vesting schedule is as follows: two years of service, 20% vested; three years of service, 40% vested; four years of service, 60% vested; five years of service, 80% vested; and six years of service, 100% vested.

CORPORATION SALARY SAVINGS PLAN

     The Corporation and its subsidiaries maintain a Salary Savings Plan (the "Savings Plan") for their employees, including the Executive Officers of the Corporation, who have attained the age of 21 and have completed one year of service with the Corporation or its subsidiaries. For purposes of the Savings Plan, a year of service is a twelve-month period in which an employee works at least 1,000 hours. The Savings Plan is administered by the Fund Manager. The Savings Plan provides for three types of contributions, as follows:

     1.   Voluntary tax-deferred contributions made by the participant;

     2.   Matching contributions made by the Corporation; and

     3.   Discretionary Corporation contributions.

     A participant is permitted to make tax-deferred voluntary contributions under a salary reduction agreement. This deferral of compensation is subject to certain limitations, one of which is the limit imposed by the Internal Revenue Code of 1986, as amended, upon the dollar amount of the deferral. In 2003, such limit was $12,000, though participants who had reached age 50 were permitted in 2003 to make an additional catch-up contribution of $2,000.

     All contributions made by a participant up to 4% of such participant's compensation are matched by the Corporation.

     The Corporation may, in its sole discretion, make additional contributions to the Savings Plan on behalf of participants. The Corporation made a 4% discretionary contribution to the Savings Plan in 2003. Discretionary contributions are allocated among participants in the ratio that each participant's compensation bears to all participants' compensation. Participant's contribution to the Savings Plan is considered as part of the participant's compensation for purposes of computing the Corporation's contribution to the Savings Plan.

         Participants are presented with various investment alternatives related to the Savings Plan. Those alternatives include various stock and bond mutual funds that vary from traditional growth funds to more stable income funds. Corporation Common Stock is not an available investment alternative in the Savings Plan.

     The benefits that a participant can ultimately expect to receive from the Savings Plan are based upon the amount of the annual contributions made by the Corporation and the employee to his or her account together with the accumulated value of all earnings on those contributions. The Savings Plan participants are immediately vested in 100% of their contributions, and Corporation contributions vest on a schedule that mirrors that of the ESOP enumerated above.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee is made up of three non-employee Directors and has the advisory services of an Advisory Director. All members of the Audit Committee are "independent directors" as defined by the rules of the NASD. The Corporation's Board of Directors has adopted a written charter for the Audit Committee.

     Crowe Chizek and Company LLC ("Crowe Chizek"), the Corporation's independent auditor has provided the Audit Committee with written assurance of its independence (as required by Independence Standards Board Standard No. 1). The Audit Committee also met with Crowe Chizek and discussed Crowe Chizek's independence, the results of its audit and other matters required to be discussed by applicable accounting standards (including Statement on Auditing Standards 61).

     The Audit Committee has considered whether the provision of services to the Corporation by Crowe Chizek, beyond those rendered in connection with the audit and review of financial statements, is compatible with maintaining the independence of such firm.

     The Audit Committee has reviewed and discussed with management the audited financial statements that will appear in the 2003 Annual Report to Shareholders.

     The Audit Committee recommended to the Board of Directors that the financial statements for 2003 be included in the Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

     The Audit Committee has pre-approved by policy that management of the Corporation may consult with the primary independent auditor concerning certain additional services outside of the audit and tax work that was specifically approved in the engagement letter for those services. Included were services such as:

     1.   Consultation regarding financial accounting and reporting standards,
     2.   Discussions  related  to  accounting  for a proposed  acquisition,
     3.   Discussions concerning internal control matters,
     4.   Discussions regarding regulatory requirements,
     5.   Consultation concerning tax planning strategies, and
     6.   Assistance with tax examinations.

     The fees for services provided by the primary independent auditor, Crowe Chizek for 2003 and KPMG LLP for 2002 were as follows:

          Audit fees - Fees for the financial statement audit, and the review of the Corporation's Form 10-Q's were $123,500 for 2003 and $123,500 for 2002.

          Audit related fees - Aggregate fees for all assurance and related services were $32,670 for 2003 and $25,700 for 2002. These fees were incurred for audits of ancillary programs and benefit plans. An amount of $8,370 is included in the 2003 total which was preapproved by policy as described above.


          Tax fees - Fees related to tax compliance, advice and planning were $9,165 for 2003 and none for 2002. An amount of $4,165 is included in the 2003 total which was preapproved by policy as described above.

          All other fees - None for 2003 and none for 2002.

     All services provided by the Corporation's primary independent auditor in 2002 and 2003 were approved by the Audit Committee.

                                      J. Barry Banker, Audit Committee Chairman
                                      Frank W. Sower, Jr.
                                      Robert Roach, Jr.

TRANSACTIONS WITH MANAGEMENT

     The bank subsidiaries of the Corporation have had and expect in the future to have banking transactions in the ordinary course of business with Directors and Executive Officers of the Corporation and their associates. All loans to such persons or their associates have been on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others, and have not involved more than normal risk of collectability or other unfavorable features.

     Farmers Bank leases the second floor and basement of a building located at 201 West Main Street, Frankfort, Kentucky, to the Charles T. Mitchell Company and received payment of $36,833 for 2003. Mr. Charles T. Mitchell is an Advisory Director of the Corporation and is a former partner (now retired) in the Charles
T. Mitchell Company.

                                 PROPOSAL NO. 2

              APPROVAL OF CORPORATION EMPLOYEE STOCK PURCHASE PLAN

     The Farmers Capital Bank Corporation 2004 Employee Stock Purchase Plan ("the Plan") was adopted by the Corporation's Board of Directors on January 26, 2004. Approval of the Plan by the shareholders of the Corporation is required in order for purchases of Corporation Common Stock under the Plan to benefit from the favorable tax treatment afforded such plans pursuant to Section 423 of the Internal Revenue Code of 1986, as amended . The complete text of the Plan is set forth in Appendix A. Capitalized terms in the following discussion shall have the meanings assigned such terms in the Plan.

     The purpose of the Plan is to provide a means by which employees of the Corporation and employees of certain Related Corporations may be given an opportunity to purchase shares of Common Stock (such purchase opportunities are referred to as "Purchase Rights") at a discounted price and without payment of brokerage costs or other fees. The Corporation, by means of the Plan, seeks to retain the services of such employees, to secure and retain the services of new employees and to provide incentives for such persons to exert maximum efforts for the success of the Corporation and its subsidiaries.

     The Plan provides that the Plan will be administered by the Board of Directors of the Corporation unless and until the Board delegates administration of the Plan to a Committee which the Board of Directors may establish. The Plan affords the Board (or any such designated Committee) complete power and discretion (i) to determine when and how Purchase Rights will be granted and the provisions of each Offering of such Purchase Rights, (ii) to amend the Plan and
(iii) to construe and interpret the Plan and Purchase Rights granted under the Plan.

     The Plan provides that, subject to adjustments upon changes in shares of Common Stock (such as in the case of merger, recapitalization, stock dividends and the like), the shares of Common Stock that may be sold pursuant to Purchase Rights granted under the Plan shall not exceed in the aggregate 50,000 shares of Common Stock, as such aggregate number of shares may be increased annually commencing January 1, 2006 in amounts equal to the lesser of (i) one percent of the shares of Common Stock outstanding on each January 1, (ii) 20,000 shares of Common Stock or (iii) such number of shares of Common Stock as determined by the Board (such number to be in no event equal to or greater than the number resulting from either computation in (i) or (ii above).

     Under the Plan, the Board may from time to time grant Purchase Rights for the purchase of shares of Common Stock to Eligible Employees in an Offering on Offering Dates selected by the Board. Under the Plan, each such Offering is to comply with the applicable requirements of the Code and the period during which any Offering shall be effective shall not exceed twenty-seven months beginning with the subject Offering Date.

     With respect to eligibility to participate in the Plan, the Plan provides that Purchase Rights may be granted only to employees of the Corporation or employees of a Related Corporation, which is defined under the Plan to mean any parent corporation or subsidiary corporation of the Corporation. Under the Plan, no Employee shall be eligible to be granted Purchase Rights under the Plan until the Employee has been an Employee of the Corporation or a Related Corporation for a period prescribed by the Board of Directors (not to exceed two years). Moreover, the Plan permits the Board of Directors to provide that no Employee will be eligible to be granted Purchase Rights unless on the Offering Date such Employee's customary employment with the Corporation or the Related Corporation is more than twenty hours per week and more than five months per calendar year.

     Pursuant to limitations prescribed by the Code, no Employee is eligible for the grant of Purchase Rights if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent or more of the total combined voting power of the Corporation or any Related Corporation. Moreover, an Eligible Employee may be granted Purchase Rights under the Plan only if such Purchase Rights, together with any other rights granted under all Employee stock purchase plans of the Corporation, do not permit the Eligible Employee the right to purchase stock of the Corporation at a rate which exceeds $25,000 in Fair Market Value of the Common Stock.

     The Plan provides that on each Offering Date each Eligible Employee shall be granted a right to purchase up to that number of shares of Common Stock purchasable with a maximum dollar amount not exceeding 15% of such Employee's Earnings. The purchase price for Common Stock under any Purchase Right shall not be less than the lesser of (i) an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the subject Offering Date or (ii) an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.

     Under the Plan, Employees may participate by delivering a participation agreement to the Corporation within the time specified in any subject Offering, which agreement will authorize payroll deductions of up to the maximum percentage specified by the Board of each Participant's Earnings during the subject Offering. Payroll deductions will be credited to an account for such Participant under the Plan. At any time during an Offering, a Participant may terminate his payroll deductions under the Plan and withdraw from the Offering by delivering to the Corporation a notice of withdrawal.

     The Plan provides that Purchase Rights granted pursuant to any Offering under the Plan shall terminate immediately upon the Participant ceasing to be an Employee for any reason, at which point the Corporation shall distribute to such terminated Employee all of his accumulated payroll deductions (without interest) which have not been used to acquire shares of Common Stock. Purchase Rights granted under the Plan are not transferable by a Participant except by will or the laws of descent and distribution or by a beneficiary designation made during the Participant's lifetime.

     The Plan provides that on any Purchase Date during an Offering, each Participant's accumulated payroll deductions shall be applied to the purchase of shares of Common Stock up to the maximum number of shares of Common Stock permitted pursuant to the terms of the Plan and the applicable Offering. Any amount of accumulated payroll deductions remaining in a Participant's account after the purchase of shares will be held in such Participant's account for the purchase of shares of Common Stock under the next Offering under the Plan unless such Participant withdraws from (or is not eligible to participate in) such next Offering.

     With respect to the tax consequences to an Employee participating under the Plan, there are no income tax consequences to an Employee upon the grant of a Purchase Right or upon the exercise of said right. If the Employee sells or disposes of Common Stock purchased pursuant to the Plan after the expiration of the statutory holding period (i.e., the later of (i) two years from the date of the grant of the subject Purchase Right or (ii) one year from the date of its exercise), the Employee will be required to recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the Common Stock on the date of the grant of the Purchase Right and the exercise price of the Purchase Right or (ii) the difference between the amount realized on the disposition of the stock and the exercise price of the Purchase Right. Any additional gain or loss recognized on the disposition of the stock will be short-term or long-term capital gain or loss.

     With respect to the tax consequences for the Corporation from the Plan, the Corporation may not deduct the difference between the fair market value of Common Stock purchased under the Plan and the Purchase Right exercise price if the Purchase Right is executed properly pursuant to Section 423 of the Code as described above.

         THE CORPORATION'S BOARD OF DIRECTORS RECOMMENDS VOTING FOR APPROVAL OF THE CORPORATION EMPLOYEE STOCK PURCHASE PLAN.

APPOINTMENT OF AUDITOR

     On October 28, 2002, the Audit Committee determined and approved the replacement of KPMG LLP with Crowe Chizek as its independent accountant for 2003. KPMG LLP's services terminated at the completion of its audit and issuance of its related report on the Corporation's financial statements filed on Form 10-K for the year ended December 31, 2002. The change in the Corporation's independent accountant was the result of a competitive bidding process involving several accounting firms.

     In connection with the audits of the two fiscal years ended December 31, 2002, and the subsequent interim period, there have been no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events. KPMG LLP's audit reports on the financial statements of the Corporation as of and for the years ended December 31, 2002 and 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     The Audit  Committee  will  recommend to the Board of Directors  that Crowe
Chizek be reappointed as the Corporation's independent auditor for 2004. Representatives of Crowe Chizek are expected to be present at the Annual Meeting of Shareholders, and they will have an opportunity to make a statement, if they so desire, and will be available to respond to questions.

SHAREHOLDERS' PROPOSALS FOR 2005 ANNUAL MEETING

     It is presently contemplated that the 2005 Annual Meeting of the Shareholders will be held on or about May 10, 2005. In order for any shareholder proposal to be included in the proxy material of the Corporation for the 2005 Annual Meeting of Shareholders, the Secretary of the Corporation must receive it no later than December 1, 2004. It is urged that any proposals be sent by certified mail, return receipt requested.

     Shareholders' proxies to be solicited by the Corporation in connection with its 2005 Annual Meeting of Shareholders will confer on the proxyholders' discretionary authority to vote on any matter presented at that meeting, unless notice that the matter is to be presented at the 2005 meeting is provided to the Corporation no later than February 17, 2005.

GENERAL

     SHAREHOLDERS' PARTICIPATION IN THE 2004 ANNUAL SHAREHOLDERS' MEETING. The Bylaws of the Corporation do not contain any requirement for shareholders to provide advance notice of proposals or nominations they intend to present at the Meeting.

     EXPENSES. The expense of this solicitation of proxies will be borne by the Corporation.

     SOLICITATIONS. Solicitations will be made by the use of mails, except that proxies may be solicited by telephone by Directors and Officers of the Corporation. The Corporation does not expect to pay any other compensation for the solicitation of proxies, but will reimburse brokers and other persons holding Corporation Common Stock in their names, or in the name of nominees, for their expenses in sending proxy materials to their principals.

     NO APPRAISAL RIGHTS. Under Kentucky law, there are no appraisal or similar rights of dissenters with respect to any matter to be acted upon at the meeting.


                                 OTHER BUSINESS

     The Board of Directors does not presently know of any matters that will be presented for action at the Meeting. However, if any other matters properly come before the Meeting, the holders of proxies solicited by the Board of Directors of the Corporation will have the authority to vote the shares represented by all effective proxies on such matters in accordance with their best judgment.


                                          By Order of the Board of Directors,



                                          /s/ C Douglas Carpenter
                                          C. Douglas Carpenter
                                          Vice President, Secretary
                                          and Chief Financial Officer


Frankfort, Kentucky
April 1, 2004

                                   APPENDIX A


                          EMPLOYEE STOCK PURCHASE PLAN
                        FARMERS CAPITAL BANK CORPORATION
                        2004 EMPLOYEE STOCK PURCHASE PLAN

               ADOPTED BY THE BOARD OF DIRECTORS JANUARY 26, 2004


     1.   PURPOSE.

     (a) The purpose of the Plan is to provide a means by which Employees of the Corporation and certain designated Related Corporations may be given an opportunity to purchase shares of the Common Stock of the Corporation.

     (b) The Corporation, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Corporation and its Related Corporations.

     (c) The Corporation intends that the Purchase Rights granted under the Plan be considered options issued under an Employee Stock Purchase Plan.

     2.   DEFINITIONS.

     (a)  "Board" means the Board of Directors of the Corporation.

     (b)  "Code" means the Internal Revenue Code of 1986, as amended.

     (c) "Committee" means a committee appointed by the Board in accordance with Section 3(c) of the Plan.

     (d) "Common Stock" means the common stock, $.125 per share par value, of the Corporation.

     (e) "Corporation" means Farmers Capital Bank Corporation, a Kentucky corporation.

     (f) "Corporate Transaction" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the events:

          (i)  a  sale,   lease,   license  or  other   disposition  of  all  or
               substantially all of the consolidated assets of the Company;

          (ii) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

          (iii)a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

          (iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

     (g)  "Director" means a member of the Board.

     (h) "Eligible Employee" means an Employee who meets the requirements set forth in the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.

     (i) "Employee" means any person, including Officers and Directors, who is employed for purposes of Section 423(b)(4) of the Code by the Corporation or a Related Corporation. Neither service as a Director nor payment of a director's fee shall be sufficient to make an individual an Employee of the Corporation or a Related Corporation.

     (j) "Employee Stock Purchase Plan" means a plan that grants Purchase Rights intended to be options issued under an "employee stock purchase plan," as that term is defined in Section 423(b) of the Code.

     (k)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (l) "Fair Market Value" means the value of a security, as determined in good faith by the Board. If the security is listed on any established stock exchange or traded on the NASDAQ National Market or the NASDAQ SmallCap Market, the Fair Market Value of the security, unless otherwise determined by the Board, shall be the closing sales price (rounded up where necessary to the nearest whole cent) for such security (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the relevant security of the Corporation) on the Trading Day prior to the relevant determination date, as reported in The Wall Street Journal or such other source as the Board deems reliable.

     (m) "Offering" means the grant of Purchase Rights to purchase shares of Common Stock under the Plan to Eligible Employees.

     (n) "Offering Date" means a date selected by the Board for an Offering to commence.

     (o) "Officer" means a person who is an officer of the Corporation within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (p) "Participant" means an Eligible Employee who holds an outstanding Purchase Right granted pursuant to the Plan.

     (q) "Plan" means this Farmers Capital Bank Corporation 2004 Employee Stock Purchase Plan.

     (r) "Purchase Date" means one or more dates during an Offering established by the Board on which Purchase Rights granted under the Plan shall be exercised and as of which purchases of shares of Common Stock shall be carried out in accordance with such Offering.

     (s) "Purchase Period" means a period of time specified within an Offering beginning on the Offering Date or on the next day following a Purchase Date within an Offering and ending on a Purchase Date, at the end of which there shall be purchased shares of Common Stock on behalf of Participants. An Offering may consist of one or more Purchase Periods.

     (t) "Purchase Right" means an option to purchase shares of Common Stock granted pursuant to the Plan.

     (u) "Related Corporation" means any parent corporation or subsidiary corporation of the Corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

     (v)  "Securities Act" means the Securities Act of 1933, as amended.

     (w) "Trading Day" means any day the exchange(s) or market(s) on which shares of Common Stock are listed, whether it be any established stock exchange, the NASDAQ National Market, the NASDAQ SmallCap Market or otherwise, is open for trading.

     3.   ADMINISTRATION.

     (a) The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

     (b) The Board (or the Committee) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i) To determine when and how Purchase Rights to purchase shares of Common Stock shall be granted and the provisions of each Offering of such Purchase Rights (which need not be identical);

          (ii) To designate from time to time which Related Corporations of the Corporation shall be eligible to participate in the Plan;

          (iii)To construe and interpret the Plan and Purchase Rights granted under the Plan, and to establish, amend and revoke rules and regulations for the administration of the Plan. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

          (iv) To amend the Plan as provided in Section 15; and

          (v) Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Corporation and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.

     (c) The Board may delegate administration of the Plan to a Committee of the Board composed of one (1) or more members of the Board. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. If administration is delegated to a Committee, references to the Board in this Plan and in the Offering document shall thereafter be deemed to be to the Board or the Committee, as the case may be.

     4.   SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

     (a) Subject to the provisions of Section 14 relating to adjustments upon changes in stock, the shares of Common Stock that may be sold pursuant to Purchase Rights granted under the Plan shall not exceed in the aggregate fifty thousand (50,000) shares of Common Stock, plus an annual increase to be added on the first day of each calendar year, commencing on January 1, 2006 and ending on (and including) January 1, 2014, equal to the lesser of (i) one percent (1%) of the shares of Common Stock outstanding on each January 1 (rounded down to the nearest whole share and calculated on a fully diluted basis, [i.e. assuming the exercise of all outstanding stock options and warrants to purchase shares of Common Stock]); (ii) twenty thousand (20,000)
          shares of Common Stock]; or (iii) such number of shares of Common Stock as determined by the Board, which number shall be less than the number resulting under either (i) or (ii). If any Purchase Right granted under the Plan shall for any reason terminate without having been exercised, the shares not purchased under such Purchase Right shall again become available for issuance under the Plan.

     (b) The shares of Common Stock subject to the Plan may be unissued shares or shares that have been bought on the open market at prevailing market prices or otherwise.

     5.   GRANT OF PURCHASE RIGHTS; OFFERING.

     (a) The Board may from time to time grant or provide for the grant of Purchase Rights to purchase shares of Common Stock under the Plan to Eligible Employees in an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate, which shall comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights to purchase shares of Common Stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in Sections 6 through 9, inclusive.

     (b) If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (i) each agreement or notice delivered by that Participant shall be deemed to apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) shall be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right, if different Purchase Rights have identical exercise prices) shall be exercised.

     6.   ELIGIBILITY.

     (a) Purchase Rights may be granted only to Employees of the Corporation or, as the Board may designate as provided in Section 3(b), to Employees of a Related Corporation. Except as provided in Section 6(b), an Employee shall not be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee has been in the employ of the Corporation or the Related Corporation, as the case may be, for such continuous period preceding such Offering Date as the Board may require, but in no event shall the required period of continuous employment be greater than two (2) years. In addition, the Board may provide that no Employee shall be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee's customary employment with the Corporation or the Related Corporation is more than twenty (20) hours per week and more than five
          (5) months per calendar year.

     (b) The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee shall, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right shall thereafter be deemed to be a part of that Offering. Such Purchase Right shall have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:

          (i) the date on which such Purchase Right is granted shall be the "Offering Date" of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;

          (ii) the period of the Offering with respect to such Purchase Right shall begin on its Offering Date and end coincident with the end of such Offering; and

          (iii)the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she shall not receive any Purchase Right under that Offering.

     (c) No Employee shall be eligible for the grant of any Purchase Rights under the Plan if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or of any Related Corporation. For purposes of this
          Section 6(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options shall be treated as stock owned by such Employee.

     (d) As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights under the Plan only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Corporation and any Related Corporations, do not permit such Eligible Employee's rights to purchase stock of the Corporation or any Related Corporation to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of Fair Market Value of such stock (determined at the time such rights are granted and which, with respect to the Plan, shall be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.

     (e) Officers of the Corporation and any designated Related Corporation, if they are otherwise Eligible Employees, shall be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Board may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

     7.   PURCHASE RIGHTS; PURCHASE PRICE.

     (a) On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, shall be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, but in either case not exceeding fifteen percent (15%) of such Employee's Earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering.

     (b) The Board shall establish one (1) or more Purchase Dates during an Offering as of which Purchase Rights granted under the Plan and pursuant to that Offering shall be exercised and purchases of shares of Common Stock shall be carried out in accordance with such Offering.

     (c) In connection with each Offering made under the Plan, the Board shall specify a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering. In connection with each Offering made under the Plan, the Board may specify a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board may specify a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any given Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata allocation of the shares of Common Stock available shall be made in as nearly a uniform manner as shall be practicable and equitable.

     (d) The purchase price of shares of Common Stock acquired pursuant to Purchase Rights granted under the Plan shall be not less than the lesser of:

          (i) an amount equal to eighty-five percent (85%) of the Fair Market Value of the shares of Common Stock on the Offering Date; or

          (ii) an amount equal to eighty-five percent (85%) of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.

     8.   PARTICIPATION; WITHDRAWAL; TERMINATION.

     (a) An Eligible Employee may become a Participant in the Plan pursuant to an Offering by delivering a participation agreement to the Corporation within the time specified in the Offering, in such form as the Corporation may provide. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board of such Participant's Earnings (as defined in each Offering) during the Offering. The payroll deductions made for each Participant shall be credited to a bookkeeping account for such Participant under the Plan and shall be deposited with the general funds of the Corporation. To the extent provided in the Offering, a Participant may reduce (including to zero) or increase such payroll deductions. To the extent provided in the Offering, a Participant may begin such payroll deductions after the beginning of the Offering. A Participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the Participant has not already had the maximum permitted amount withheld during the Offering.

     (b) At any time during an Offering, a Participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Corporation a notice of withdrawal in such form as the Corporation may provide. Such withdrawal may be elected at any time prior to the end of the Offering, except as provided in the Offering. Upon such withdrawal from the Offering by a Participant, the Corporation shall distribute to such Participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire shares of Common Stock for the Participant) under the Offering, without interest (unless otherwise specified in the Offering), and such Participant's interest in that Offering shall be automatically terminated. A Participant's withdrawal from an Offering shall have no effect upon such Participant's eligibility to participate in any other Offerings under the Plan, but such Participant shall be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

     (c) Purchase Rights granted pursuant to any Offering under the Plan shall terminate immediately upon a Participant ceasing to be an Employee for any reason or for no reason (subject to any post-employment participation period required by law) or other lack of eligibility. The Corporation shall distribute to such terminated or otherwise ineligible Employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire shares of Common Stock for the terminated or otherwise ineligible Employee) under the Offering, without interest (unless otherwise specified in the Offering).

     (d) Purchase Rights granted under the Plan shall not be transferable by a Participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in Section 13 and, during a Participant's lifetime, shall be exercisable only by such Participant.

     9.   EXERCISE.

     (a) On each Purchase Date during an Offering, each Participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) shall be applied to the purchase of shares of Common Stock up to the maximum number of shares of Common Stock permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. Fractional shares may (in the discretion of the Corporation) be issued upon the exercise of Purchase Rights granted under the Plan.

     (b) If any amount of accumulated payroll deductions remains in a Participant's account after the purchase of shares of Common Stock and such remaining amount is less than the amount required to purchase one share of Common Stock on the final Purchase Date of an Offering, then such remaining amount shall be held in each such Participant's account for the purchase of shares of Common Stock under the next Offering under the Plan, unless such Participant withdraws from such next
          Offering, as provided in Section 8(b), or is not eligible to participate in such Offering, as provided in Section 6, in which case such amount shall be distributed to the Participant after said final Purchase Date, without interest (unless otherwise specified in the Offering). If any amount of accumulated payroll deductions remains in a Participant's account after the purchase of shares of Common Stock and such remaining amount is equal to the amount required to purchase one (1) or more whole shares of Common Stock on the final Purchase Date of the Offering, then such remaining amount shall be distributed in full to the Participant at the end of the Offering without interest (unless otherwise specified in the Offering).

     (c) No Purchase Rights granted under the Plan may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable federal, state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date during any Offering hereunder the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If, on the Purchase Date under any Offering hereunder, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in such compliance, no Purchase Rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire shares of Common Stock) shall be distributed to the Participants, without interest (unless otherwise specified in the Offering).

     10.  COVENANTS OF THE CORPORATION.

     (a) During the terms of the Purchase Rights granted under the Plan, the Corporation shall ensure that the amount of shares of Common Stock required to satisfy such Purchase Rights are available.

     (b) The Corporation shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Common Stock upon exercise of the Purchase Rights granted under the Plan. If, after reasonable efforts, the Corporation is unable to obtain from any such regulatory commission or agency the authority that counsel for the Corporation deems necessary for the lawful issuance and sale of shares of Common Stock under the Plan, the Corporation shall be relieved from any liability for failure to issue and sell shares of Common Stock upon exercise of such Purchase Rights unless and until such authority is obtained.

     11.  USE OF PROCEEDS FROM SHARES OF COMMON STOCK.

     Proceeds  from the sale of shares  of Common  Stock  pursuant  to  Purchase
     Rights granted under the Plan shall constitute general funds of the Corporation.

     12.  RIGHTS AS A STOCKHOLDER.

     A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights granted under the Plan unless and until the Participant's shares of Common Stock acquired upon exercise of Purchase Rights granted under the Plan are recorded in the books of the Corporation (or its transfer agent).

     13. DESIGNATION OF BENEFICIARY.

     (a) A Participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to the end of an Offering but prior to delivery to the Participant of such shares of Common Stock or cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death during an Offering.

     (b) The Participant may change such designation of beneficiary at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Corporation shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Corporation), the Corporation, in its sole discretion, may deliver such shares of Common Stock and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Corporation, then to such other person as the Corporation may designate.

     14.  ADJUSTMENTS UPON CHANGES IN SECURITIES; CORPORATE TRANSACTIONS.

     (a) If any change is made in the shares of Common Stock subject to the Plan, or subject to any Purchase Right, without the receipt of consideration by the Corporation (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Corporation), the Plan shall be appropriately adjusted in the type(s), class(es) and maximum number of shares of Common Stock subject to the Plan pursuant to Section 4(a), and the outstanding Purchase Rights granted under the Plan shall be appropriately adjusted in the type(s), class(es), number of shares and purchase limits of such outstanding Purchase Rights. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Corporation shall not be treated as a "transaction not involving the receipt of consideration by the Corporation.")

     (b) In the event of a Corporate Transaction, then: (i) any surviving or acquiring corporation may continue or assume Purchase Rights outstanding under the Plan or may substitute similar rights (including a right to acquire the same consideration paid to stockholders in the Corporate Transaction) for those outstanding under the Plan, or (ii) if any surviving or acquiring corporation does not assume such Purchase Rights or does not substitute similar rights for Purchase Rights outstanding under the Plan, then the Participants' accumulated payroll deductions (exclusive of any accumulated interest that cannot be applied toward the purchase of shares of Common Stock under the terms of the Offering) shall be used to purchase shares of Common Stock immediately prior to the Corporate Transaction under the ongoing Offering, and the Participants' Purchase Rights under the ongoing Offering shall terminate immediately after such purchase.

     15.  AMENDMENT OF THE PLAN.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 14 relating to adjustments upon changes in securities and except as to amendments solely to benefit the administration of the Plan, to take account of a change in legislation or to obtain or maintain favorable tax, exchange control or regulatory treatment for Participants or the Corporation or any Related Corporation, no amendment shall be effective unless approved by the stockholders of the Corporation to the extent stockholder approval is necessary for the Plan to satisfy the requirements of
          Section 423 of the Code, or other applicable laws or regulations.

     (b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Employee Stock Purchase Plans and/or to bring the Plan and/or Purchase Rights granted under the Plan into compliance therewith.

     (c) The rights and obligations under any Purchase Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws or governmental regulations, or (iii) as necessary to ensure that the Plan and/or Purchase Rights granted under the Plan comply with the requirements of Section 423 of the Code.

     16.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board in its discretion may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate at the time that all of the shares of Common Stock reserved for issuance under the Plan, as increased and/or adjusted from time to time, have been issued under the terms of the Plan. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Any benefits, privileges, entitlements and obligations under any Purchase Rights granted under the Plan while the Plan is in effect shall not be impaired by suspension or termination of the Plan except
          (i) as expressly provided in the Plan or with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws, regulations, or listing requirements, or (iii) as necessary to ensure that the Plan and/or Purchase Rights granted under the Plan comply with the requirements of Section 423 of the Code.

     17.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as determined by the Board, but no Purchase Rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Corporation within twelve (12) months before or after the date the Plan is adopted by the Board.

     18.  MISCELLANEOUS PROVISIONS.

     (a) The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering shall in any way alter the at will nature of a Participant's employment or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Corporation or a Related Corporation, or on the part of the Corporation or a Related Corporation to continue the employment of a Participant.

     (b) The provisions of the Plan shall be governed by the laws of the Commonwealth of Kentucky without reference to its rules respecting choice of law or conflicts of law.

                                FARMERS CAPITAL
                                BANK CORPORATION











                            NOTICE OF ANNUAL MEETING
                              AND PROXY STATEMENT








                               ANNUAL MEETING OF
                                  SHAREHOLDERS
                                  MAY 11, 2004

                        FARMERS CAPITAL BANK CORPORATION
                                      PROXY


Solicited by the Board of Directors in accordance with the notice of Annual Meeting of Shareholders and Proxy Statement dated April 1, 2004 for the Annual Meeting of Shareholders to be held May 11, 2004.

The undersigned shareholder hereby appoints G. Anthony Busseni and Frank W. Sower, Jr., or any of them with full power of substitution, to act as proxy for and to vote the stock of the undersigned at the Annual Meeting of Shareholders of Farmers Capital Bank Corporation to be held at Farmers Bank & Capital Trust Co., 125 West Main Street, Frankfort, Kentucky on Tuesday, May 11, 2004, at 11:00 a.m., local time, notice of which meeting and accompanying Proxy Statement being hereby acknowledged as having been received by the undersigned, and at any adjournment or adjournments thereof, as fully as the undersigned would be entitled to vote if then and there personally present. Without limiting the general authorization and power hereby given, the above proxies are directed to vote as follows:

     1. The election of the following Nominees as Directors of the Corporation as set forth in the Board of Director's Proxy Statement: 1) Lloyd C. Hillard, Jr., 2) Harold G. Mays, 3) Robert Roach, Jr., 4) Cecil D. Bell, Jr.;



     2.   Approval of the Corporation's 2004 Employee Stock Purchase Plan; and



     3. The transaction of such other business as may properly come before the meeting.

                        FARMERS CAPITAL BANK CORPORATION
                                PROXY REPLY CARD


This Proxy when properly executed will be voted in the manner directed herein by the shareholder. If no specific direction is given, this proxy will be voted FOR all the Nominees referred to in Item 1 (including any substitute Nominee in the case of unavailability) and FOR the proposal referred to in Item 2.





        []        FOR ALL NOMINEES
        []        WITHHOLD ALL NOMINEES
        []        FOR ALL NOMINEES EXCEPT THOSE
                  LISTED____________________


        []        FOR THE PROPOSAL
        []        AGAINST THE PROPOSAL
        []        ABSTAIN


      PLEASE DATE AND SIGN ON REVERSE, AND RETURN IN THE ENCLOSED ENVELOPE.

This proxy is solicited by the Board of Directors and will be voted as stated herein.

                        FARMERS CAPITAL BANK CORPORATION
                                      PROXY


I hereby vote my shares (listed below) as indicated on the reverse side.

Please sign your name below exactly as it appears on your stock certificate(s). Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.









                             Date                                       2004
                                  --------------------------------------
                             -----------------------------------------------
                             -----------------------------------------------
                             -----------------------------------------------
                                                 Signature of Shareholder(s)